                                                                     EXHIBIT 4.1

[NUMBER]                                                                [SHARES]
  GPH                                        [GRAPHIC]

                        GLOBAL PREFERRED HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF
   THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 37941Y 10 9

THIS CERTIFIES that


is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

GLOBAL PREFERRED HOLDINGS, INC. transferable only on the books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed with the facsimile signatures of its duly authorized officers, and its facsimile seal to be hereunto affixed.

Dated
      /s/ CARYL P. SHEPHERD                          /s/ EDWARD F. MCKERNAN
      ------------------------                      ----------------------------
          Secretary                                         President

                     [GLOBAL PREFERRED HOLDINGS, INC. SEAL]


COUNTERSIGNED AND REGISTERED:

        AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, NEW YORK)
                   TRANSFER AGENT AND REGISTRAR



AUTHORIZED SIGNATURE

[BACK OF CERTIFICATE]

                        GLOBAL PREFERRED HOLDINGS, INC.

     The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common                                   UNIF GIFT MIN ACT--

TEN ENT --as tenants by the entireties                           ___________________________________________as Custodian for

JT TEN  --as joint tenants with right of survivorship and        -----------------------------------------------------------
          not as tenants in common                                                         (Minor)

                                                                              under Uniform Gifts to Minors Act of

                                                                  -----------------------------------------------------------
                                                                                            (State)


     Additional abbreviations may also be used though not in the above list


For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by this Certificate, and do hereby irrevocably constitute and appoint

                                                                       attorney
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to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated
     --------------------------



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       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever



SIGNATURE(S) GUARANTEED:
                        -------------------------------------------------
                        The signature(s) should be guaranteed by an eligible Guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion program) pursuant to S.E.C. Rule 17 Ad-15.